UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                          Date of Report: January 24, 2006
                  Date of earliest event reported: January 24, 2006

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

         Effective January 24, 2006, the registrant completed a 1 for 1,000 reverse stock split of its issued and outstanding common stock. After the reverse stock split, the registrant will have approximately 4,445,584 shares of common stock issued and outstanding. There is no change in the registrant's authorized capital. As a result of the stock split, the registrant has been issued a new trading symbol, which is PCCE on the OTC Bulletin Board.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Pacel Corporation

                                                By: /s/ GARY MUSSELMAN

                                                January 24, 2006.